As filed with the Securities and Exchange Commission on May 21, 2003
                                                     Registration No. _________
    =====================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                           PLAYBOY ENTERPRISES, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
                                _______________
        (State or Other Jurisdiction of Incorporation or Organization)


                                  36-4249478
                                 ____________
                     (I.R.S. Employer Identification No.)

                           Playboy Enterprises, Inc.
                          680 North Lake Shore Drive
                               Chicago, IL 60611
               _________________________________________________
         (Address, Including Zip Code, of Principal Executive Office)


             SECOND AMENDED AND RESTATED PLAYBOY ENTERPRISES, INC.
                           1995 STOCK INCENTIVE PLAN
                   AMENDED AND RESTATED 1997 EQUITY PLAN FOR
              NON-EMPLOYEE DIRECTORS OF PLAYBOY ENTERPRISES, INC.
                   _________________________________________
                          (Full Titles of the Plans)


                             Howard Shapiro, Esq.
               Executive Vice President, Law and Administration,
                         General Counsel and Secretary
                           Playboy Enterprises, Inc.
                          680 North Lake Shore Drive
                               Chicago, IL 60611
                                (312) 751-8000
     ____________________________________________________________________
(Name, Address and Telephone Number, Including Area Code, of Agent For Service)

                                  COPIES TO:

                            Rodd M. Schreiber, Esq.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                       333 West Wacker Drive, Suite 1900
                               Chicago, IL 60606
                                (312) 407-0700

                                 CALCULATION OF REGISTRATION FEE
|------------------------|----------------|----------------|-----------------------|--------------|
|                        |                |   Proposed     |                       |              |
|     Title of Each      |                |    Maximum     |   Proposed Maximum    |  Amount of   |
|Class of Securities To  | Amount To Be   |Offering Price  |  Aggregate Offering   |Registration  |
|     Be Registered      |Registered (1)  | Per Share (2)  |      Price (2)        |   Fee (3)    |
|                        |                |                |                       |              |
|------------------------|----------------|----------------|-----------------------|--------------|
|Class B Common Stock,   |                |                |                       |              |
|par value $.01 per      |                |                |                       |              |
|share                   |   2,000,000    |    $ 10.45     |     $ 20,900,000      |  $ 1690.81   |
|------------------------|----------------|----------------|-----------------------|--------------|

(1) Represents (a) 1,800,000 additional shares of the registrant's Class B common stock, par value $0.01 per share (the "Class B Common Stock"), issuable under the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan (the "1995 Plan") and (b) 200,000 additional shares of Class B Common Stock, issuable under the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. (the "1997 Plan," together with the 1995 Plan, the "Plans"), together with an indeterminate number of shares of Class B Common Stock that may be issuable under the Plans as a result of stock split, stock dividend or similar adjustment of the outstanding shares of Class B Common Stock. In accordance with Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), such indeterminate number of additional shares as may be issuable as a result of such adjustments are also registered hereby.

(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rules 457 (c) under the Securities Act, based upon the average of the high and low prices of Class B Common Stock on May 20, 2003, as reported on the New York Stock Exchange.

(3)     Determined pursuant to Section 6(b) of the Securities Act as follows:
        0.00809% of $20,900,000, the proposed maximum aggregate offering price (as estimated in accordance with Rule 457 under the Securities Act solely for the purpose of calculating the registration fee) of the securities registered hereby.

     =====================================================================

                     REGISTRATION OF ADDITIONAL SECURITIES

        The registrant is filing this registration statement for the purpose of registering, in accordance with Instruction E of Form S-8, (a) an additional 1,800,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"), issuable under the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan and (b) an additional 200,000 shares of Class B Common Stock, issuable under the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. Pursuant to such Instruction E, the contents of the registration statements on Form S-8 (File No. 333-74451 and File No. 333-10470) are hereby incorporated by reference into this registration statement.


                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

        The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement:

         (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

         (b) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003;

         (c) Current Report on Form 8-K/A, dated December 23, 2002 and filed February 25, 2003;

         (d) Current Report on Form 8-K, dated December 23, 2002 and filed February 12, 2003;

         (e) Current Report on Form 8-K, dated December 23, 2002 and filed January 7, 2003; and

         (f)   the description of Class B Common Stock contained as Exhibit
               99.1 to the registrant's Current Report on Form 8-K, dated March 15, 1999, and including any other amendments or reports filed with the Commission for purposes of updating such description.

        All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 5.  Interests of Named Experts and Counsel

         Howard Shapiro, Esq. will issue an opinion regarding the validity of the Company's Class B Common Stock offered hereby. Mr. Shapiro is the Company's Executive Vice President, Law and Administration, General Counsel and Secretary. Mr. Shapiro currently owns shares of the Company's Class B Common Stock and is eligible to participant in the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

Item 8.  Exhibits

Exhibit No.    Description of Exhibit
-----------    ----------------------

4.1            Certificate of Incorporation of Playboy Enterprises, Inc.
               (incorporated by reference to Exhibit 3 to the registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

4.2 Certificate of the Designations, Powers, Preferences and Rights of Series A Convertible Preferred Stock of Playboy Enterprises, Inc. (incorporated by reference to Exhibit 4 to the registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

4.3 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.4 to the registrant's Current Report on Form 8-K dated March 15, 1999)

4.4 Form of Nonqualified Option Agreement between Playboy Enterprises, Inc. and each of Dennis S. Bookshester and Sol Rosenthal (incorporated by reference to Exhibit 4.4 from our Registration Statement No. 333-30185 on Form S-8 dated November 13, 1996)

4.5 Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan

4.6 Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc.

5.1            Opinion of Howard Shapiro, Esq.

23.1           Consent of Ernst & Young LLP

23.2           Consent of Deloitte & Touche LLP

23.3           Consent of Howard Shapiro, Esq. (included in Exhibit 5.1)

24.1           Power of Attorney (included on the signature page hereto)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certificates that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, state of Illinois, on this 21st day of May, 2003.

                                        PLAYBOY ENTERPRISES, INC.


                                        By: /s/ Christie Hefner
                                            -----------------------------------
                                            Name:  Christie Hefner
                                            Title: Chairman of the Board, Chief
                                                   Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christie Hefner and Howard Shapiro and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 21, 2003.

                    SIGNATURE                                     TITLE


               /s/ Christie Hefner
---------------------------------------------
                 Christie Hefner                   Chairman of the Board, Chief
                                                   Executive Officer (Principal
                                                   Executive Officer) and
                                                   Director


            /s/ Dennis S. Bookshester
---------------------------------------------
              Dennis S. Bookshester                Director


              /s/ David I. Chemerow
---------------------------------------------
                David I. Chemerow                  Director

              /s/ Donald G. Drapkin
---------------------------------------------
                Donald G. Drapkin                  Director


                /s/ Jerome H. Kern
---------------------------------------------
                  Jerome H. Kern                   Director


              /s/ Russell I. Pillar
---------------------------------------------
                Russell I. Pillar                  Director


                /s/ Sol Rosenthal
---------------------------------------------
                  Sol Rosenthal                    Director


            /s/ Richard S. Rosenzweig
---------------------------------------------
              Richard S. Rosenzweig                Executive Vice President and
                                                   Director


               /s/ Linda G. Havard
---------------------------------------------
                 Linda G. Havard                   Executive Vice-President,
                                                   Finance and Operations and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

4.1            Certificate of Incorporation of Playboy Enterprises, Inc.
               (incorporated by reference to Exhibit 3 to the registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

4.2 Certificate of the Designations, Powers, Preferences and Rights of Series A Convertible Preferred Stock of Playboy Enterprises, Inc. (incorporated by reference to Exhibit 4 to the registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003)

4.3 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.4 to the registrant's Current Report on Form 8-K dated March 15, 1999)

4.4 Form of Nonqualified Option Agreement between Playboy Enterprises, Inc. and each of Dennis S. Bookshester and Sol Rosenthal (incorporated by reference to Exhibit 4.4 from our Registration Statement No. 333-30185 on Form S-8 dated November 13, 1996)

4.5 Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan

4.6 Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc.

5.1            Opinion of Howard Shapiro, Esq.

23.1           Consent of Ernst & Young LLP

23.2           Consent of Deloitte & Touche LLP

23.3           Consent of Howard Shapiro, Esq. (included in Exhibit 5.1)

24.1           Power of Attorney (included on the signature page hereto)

                                                                 Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to (i) the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan and (ii) the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. of our report dated February 14, 2003, except for Notes N and V, as to which the date is March 14, 2003, with respect to the consolidated financial statements and schedule of Playboy Enterprises, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2002 filed with the Securities and Exchange Commission.



/s/ ERNST & YOUNG LLP
Chicago, Illinois
May 15, 2003

                                                                 Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Playboy Enterprises, Inc on Form S-8 of our report dated February 22, 2002 on the consolidated financial statements of Playboy TV International, LLC. and subsidiaries as of and for the years ended December 31, 2001 and 2000 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the entity's ability to continue as a going concern), appearing in the Annual Report on Form 10-K of Playboy Enterprises, Inc. for the year ended December 31, 2002.


/s/Deloitte & Touche LLP
Miami, Florida
May 15, 2003